The Royce Fund

Supplement to the Investment, Service, and Institutional Class Shares Prospectus Dated May 1, 2024

Royce Global Financial Services Fund

The Royce Fund’s Board of Trustees approved a plan of liquidation for Royce Global Financial Services Fund, to be effective on September 9, 2024. The Fund is being liquidated primarily because it has not maintained assets at a sufficient level for it to be viable. As of the close of business on July 16, 2024, the Fund was no longer offering its shares for purchase and was not accepting any investments in the Fund.

 August 1, 2024

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